EXHIBIT 10.2


                                 PROMISSORY NOTE

March 6, 2002                                              $14,130,472.99

     FOR  VALUE  RECEIVED,  the  undersigned  TOM E.  DUPREE,  JR.  (hereinafter referred to as "Borrower") promises to pay to the order of AVADO BRANDS, INC.(hereinafter referred to as "Lender") at Lender's office located at Hancock at Washington, Madison, Georgia 30650, or at such other place as the holder hereof may designate, the principal sum of FOURTEEN MILLION ONE HUNDRED THIRTY THOUSAND FOUR HUNDRED SEVENTY-TWO DOLLARS AND NINETY-NINE CENTS ($14,130,472.99), together with interest on so much of the principal balance of this Note as may be outstanding and unpaid from time to time at a rate per annum equal to eleven and three-quarters percent (11-3/4%) calculated on the basis of a 365-day year and actual days elapsed.

     On June 15 and December 15 of each year Borrower shall make a payment equal to the total amount of interest, dividends, gain, or other income or return of any kind received since the date of the last payment made hereunder with respect to the collateral securing this Note under the Security Agreement dated of even date herewith. Each such payment shall be applied first against accrued interest and the remainder, if any, against the outstanding principal balance of this Note. The principal balance of this Note along with any accrued but unpaid interest shall be payable in full on June 15, 2009. If any payment is due hereunder on a day that is not a day on which commercial banks are open for the general conduct of their banking business in Atlanta, Georgia (each, a "Business Day"), the due date of such payment shall be extended to the immediately succeeding Business Day (but interest shall continue to accrue hereunder during such extension).

     This Note evidences an extension, renewal, restatement and consolidation of the aggregate unpaid principal and accrued interest balance of the loans made by Lender to Borrower which are described on Schedule A attached hereto (collectively, the "Loans") and this Note supersedes and replaces any and all prior promissory notes executed by Borrower in favor of Lender with respect to the Loans. All security interests, security titles and other liens heretofore granted by Borrower to Lender as collateral for the Loans (collectively, the "Prior Liens") are terminated and of no further force and effect; provided that
(a) this Note and the Loans shall be secured by the security interests, security titles and other liens granted by Borrower to Lender pursuant to the Security Agreement, dated of even date herewith (the "Security Agreement"), executed by Borrower in favor of Lender and the Account Control Agreement, dated as of March 6, 2002 (the "Account Control Agreement"), among Borrower, Lender and Morgan Keegan & Company, Inc. (collectively, the "Replacement Liens"), (b) the termination of the Existing Liens is intended, and shall be deemed, to occur simultaneously with the creation and perfection of the Replacement Liens, and
(c) Borrower and Lender acknowledge and agree that (i) the collateral covered by the Security Agreement and Pledged Collateral Account Control Agreement constitutes the proceeds of the collateral covered by the Prior Liens, and that the Prior Lien shall continue therein pursuant to Section 9-315(a)(2) of the Georgia Uniform Commercial Code, (ii) the Replacement Liens replace the Existing Liens, and (iii) there is continuity of perfection of the Existing Liens and the Replacement Liens. All guaranties effected to ensure performance of the Loans are hereby terminated and of no further force and effect.

     Borrower may prepay the principal balance of this Note in whole or in part without premium or penalty. All payments or prepayments on this Note shall be applied, first, to interest accrued on this Note through the date of such payment or prepayment and then to principal.

     Borrower represents and warrants to Lender that the proceeds of the Loans were not used by Borrower primarily for personal, family or household purposes.

     The occurrence of any one or more of the following events will constitute a default by Borrower hereunder (hereinafter referred to as an "Event of Default"): (i) Borrower fails to pay when due any amount payable under this

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Note;  (ii) any  statement,  representation,  or  warranty  made by  Borrower in connection with this Note proves to have been untrue, incorrect, misleading or incomplete in any material respect as of the date made; (iii) Borrower is in default under any mortgage, deed of trust, security deed, security agreement, pledge agreement, collateral assignment or other agreement or instrument executed or entered into by Borrower with respect to any of the collateral for this Note; (iv) Borrower makes an assignment for the benefit of creditors, or an action is brought by Borrower seeking liquidation of his assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of his property, or Borrower commences a voluntary case under the Federal Bankruptcy Code, or a reorganization or arrangement proceeding is instituted by Borrower for the settlement, readjustment, composition or extension of any of his debts upon any terms, or an action or petition is otherwise brought by Borrower seeking similar relief or alleging that he is insolvent or unable to pay his debts as they mature; (v) an action is brought against Borrower seeking liquidation of any of his assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of his property, and such action is consented to or acquiesced in by Borrower or is not dismissed within sixty (60) days of the date upon which it was instituted, or a proceeding under the Federal Bankruptcy Code is instituted against Borrower and an order for relief is entered in such proceeding or such proceeding is consented to or acquiesced in by Borrower or is not dismissed within sixty (60) days of the date upon which it was instituted, or a reorganization or arrangement proceeding is instituted against Borrower for the settlement, readjustment, composition or extension of any of his debts upon any terms and such proceeding is consented to or acquiesced in by Borrower or is not dismissed within sixty (60) days of the date upon which it was instituted, or an action or petition is otherwise brought against Borrower seeking similar relief or alleging that he is insolvent, unable to pay his debts as they mature or generally not paying his debts as they become due and such action or petition is consented to or acquiesced in by Borrower or is not dismissed within sixty (60) days of the date upon which it was brought.

     Upon the occurrence and during the continuance of an Event of Default, Lender, at its option, without demand or notice of any kind, may declare this
Note immediately due and payable, whereupon all outstanding principal and accrued interest shall become immediately due and payable; provided, however, that upon the occurrence of any Event of Default described in clause (iv) or (v) above, this Note, without demand, notice or declaration by Lender of any kind, shall automatically and immediately become due and payable.

     In case this Note is collected by or through an attorney-at-law, all costs of such collection incurred by the Lender, including actual and reasonable attorney's fees, shall be paid by Borrower.

     In no event shall the amount or rate of interest due and payable under this Note exceed the maximum amount or rate of interest allowed by applicable law and, in the event any such excess payment is made by Borrower or received by Lender, such excess sum shall be credited as a payment of principal (or if no principal shall remain outstanding, shall be refunded to Borrower). It is the express intent hereof that Borrower not pay and Lender not receive, directly or indirectly or in any manner, interest in excess of that which may be lawfully paid under applicable law. All interest (including all charges, fees or other amounts deemed to be interest) which is paid or charged under this Note shall, to the maximum extent permitted by applicable law, be amortized, allocated and spread on a pro rata basis throughout the actual term of this Note and any extension or renewal hereof.

     Time is of the essence of this Note. Demand, presentment, notice, notice of demand, notice for payment, protest and notice of dishonor are hereby waived by each and every maker, guarantor, surety and other person or entity primarily or secondarily liable on this Note. Lender shall not be deemed to waive any of its rights under this Note unless such waiver be in writing and signed by Lender. No delay or omission by Lender in exercising any of its rights under this Note shall operate as a waiver of such rights and a waiver in writing on one occasion shall not be construed as a consent to or a waiver of any right or remedy on any future occasion.

     This Note shall be governed by and construed and enforced in accordance with the laws of the State of Georgia (without giving effect to its conflicts of law rules). Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

     Words importing the singular number hereunder shall include the plural number and vice versa, and any pronoun used herein shall be deemed to cover all genders. "Person" as used herein means any individual, corporation, partnership, joint venture, limited liability company, association, joint stock company, trust or other entity, or any government or any agency or political subdivision thereof. The word "Lender" as used herein shall include transferees, successors and assigns of Lender, and all rights of Lender hereunder shall inure to the benefit of its transferees, successors and assigns. All obligations of Borrower hereunder shall bind such Person's heirs, legal representatives, successors and assigns.

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     SIGNED,  SEALED AND DELIVERED by the undersigned Borrower as of the day and year first above set forth.

(SEAL)


                                            -----------------------------
                                            TOM E. DUPREE, JR.

Acknowledged and agreed:

AVADO BRANDS, INC.


By:
   ------------------------
Its:
    -----------------------



     Exhibits and schedules to this agreement are not filed pursuant to Item 601(b)(2) of SEC Regulation S-K. By the filing of this Form 10-Q, the Registrant hereby agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.



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